SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                       _______________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 or 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):July 21, 2003


           Atlantic Coast Airlines Holdings, Inc.
     (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identification
                 of                         No.)
            Incorporation)


     45200 Business Court, Dulles, VA              20166
   (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:(703) 650-6000


                             N/A
    (Former Name or Former Address, if Changed Since Last Report)


Item 12.   Results of Operations and Financial Condition.

On  July  21,  2003, Atlantic Coast Airlines Holdings,  Inc.
(ACA) (NASDAQ/NM: ACAI) issued a news release concerning rescheduling of its second quarter 2003 earnings release.
(See Exhibit 99 attached).

Statements in this press release and by Company executives regarding its implementation of new business strategies and its relationship with United Airlines, Inc., as well as regarding operations, earnings, revenues and costs, represent forward-looking information. A number of risks and uncertainties exist which could cause actual results to differ materially from these projected results. Such risks and uncertainties include, among others: United's option under bankruptcy rules to assume or reject the existing United Express Agreement, the timing of such decision, efforts by United to negotiate changes prior to making a decision on whether to affirm or reject the contract, the ability and timing of agreeing upon rates with United, the effect of any bankruptcy court review of the tentative agreement on 2003 rates, and the fact that the Company cannot predict the timing or outcome of United's decision process or required approvals; the timing and impact on the Company's ability to implement an alternative business plan of any disengagement by the Company as a United Express carrier; the continued financial health of Delta Air Lines, Inc.; the ability of these partners to manage their operations and cash flow, and ability and willingness of these partners to continue to deploy the Company's aircraft and to utilize and pay for scheduled service at agreed upon rates; general economic and industry conditions; additional acts of war; and risks and uncertainties arising from the events of September 11, the impact of the outbreak of Severe Acute Respiratory Syndrome on travel and from the slow economy, any of which may impact the Company, its aircraft manufacturers and its other suppliers in ways that the Company is not currently able to predict. Certain of these and other risk factors are more fully disclosed under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in ACAI's Annual Report on Form 10-K for the year ended December 31, 2002 and in its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2003. These statements are made as of July 21, 2003 and ACA undertakes no obligation to update any such forward-looking information, even in the event that the status of its negotiations with United changes, or as a result of any other new information, future events, changed expectations or otherwise.



                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES
                              HOLDINGS, INC.




Date:  July 21, 2003          By:     /S/ David Asai
                              David Asai
                              Vice President, Chief
                              Accounting Officer